3rd Quarter FY 2024 Supplemental Information 1 Exhibit 99.2

$57.4B Net Sales +9.1% Growth +6.6% Comparable Sales +6.5% Adjusted Comparable Sales1 +6.1% Comparable Traffic +0.5% Comparable Ticket +20.7% E-Comm Comparable Sales +20.7% Adjusted E-Comm Comparable Sales2 Q3 Highlights - Sales 1 - Comparable Sales excluding impacts from gas inflation/deflation and FX 2 - E-commerce comparable Sales excluding impacts from FX Comp Sales US Canada Other International Total Company Sales +6.2% +7.7% +7.7% +6.6% Ticket +0.7% +0.6% +0.3% +0.5% Traffic +5.5% +7.1% +7.4% +6.1% 2

Q3 Highlights - Financial Performance Reported Ex Gas Reported Ex Gas Core 0bps +2bps Ops +14bps +12bps Other Bus -6bps -5bps Central +1bps 0bps 2% Reward -1bps -1bps Equity Comp 0bps 0bps LIFO +2bps +2bps Preopening 0bps 0bps *Other +57bps +56bps Other 0bps 0bps Total +52bps +54bps Total +15bps +12bps Core on Core Sales: +10bps + = Favorable/lower, - = Unfavorable/higher Gross Margin 10.84% +52 bps vs. Q3 FY’23 +54 bps ex. gas impact SG&A 8.96% +15 bps vs. Q3 FY’23 +12 bps ex. gas impact Diluted EPS $3.78 +29.0% Growth* Net Income $1.68B +29.1% Growth* *- “Other” Items for the Quarter: - Last year's results included a non-recurring charge to merchandise costs of $298M pretax, $0.50 per diluted share, primarily for the discontinuation of our charter shipping activities. - Excluding this item net income and diluted EPS growth was 10.3% and 10.2%, respectively. 3

+7.6% Membership Income Growth +8.0% Membership Income Growth ex-FX 90.5% Worldwide Membership Renewal Rate 93.0% US/CN Renewal Rate 74.5MM Paid Memberships +7.8% Growth 133.9MM Total Cardholders +7.4% Growth 34.5MM Executive Memberships 73.1% Penetration of Sales to Executive Members Q3 Highlights - Membership 4

Q3 Highlights - Digital

+20.7%	+20.7%
E-Comm Comparable Sales	Adjusted E-Comm Comparable Sales[1]

Top Sales Categories:
- Appliances
- Gold / Silver Bullions
- Gift Cards / e-Tickets

Digital Metrics:
- New Mobile Application Downloads: +32%
- Site Traffic: +16%
- Average Order Value: +8%
- Costco Logistics Deliveries up 28%

Digital Enhancements:
- Uber Grocery expansion in US and Canada
- Warehouse Inventory Online / Buy Online Pickup in Warehouse pilot items


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[1] - E-commerce comparable Sales excluding impacts from FX

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Q4 FY’23 End Q1 Q2 Q3 Rest of FY (Estimated) FY’24 End (Estimated) US 591 8 3 2 10 614 Canada 107 1 - - - 108 Other International 163 - 1 - 4 168 Total 861 9 4 2 14 890 Q3 Highlights - Warehouse Expansion Daytona, FL 2/22/24 Natomas, CA: 3/14/24 6

Q3 Highlights - New Member Values KS Lemon Blueberry Loaf KS Daily Makeup Remover Towelettes 7 Lowering Prices New Items KS Farmed Shrimp $1 price reduction as of 5/21 KS Organic Pine Nuts from $29.99 to $24.99 KS Morning Buns KS Walking Shoes

Safe Harbor Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to climate change, public-health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP. 8